Leases	9 Months Ended
Sep. 30, 2022
Leases [Abstract]
Leases
9. Leases

On July 13, 2022, the Group entered into a new lease for additional laboratory space in the United Kingdom. The lease expires in 2042; however, it is freely terminable at the Group’s option at three points during the lease prior to the expiration date. The Group may be required to make total payments of up to £5,483,000 under the lease agreement. The lease was previously disclosed as a contingent liability of £1,122,000 as at December 31, 2021, which represented the minimum amount of mandatory payments if the Group became required to enter into the lease.

In the three months ended September 30, 2022, the Group recognized an initial right-of-use asset and lease liability of £2,472,000 in the Condensed Consolidated Statement of Financial Position in relation to this lease.